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Orion Engineered Carbons S.A. Updates
Fourth Quarter Adjusted EBITDA Guidance

Houston, TX – January 7, 2021 - Orion Engineered Carbons S.A. (NYSE: OEC), a global supplier of specialty and high-performance carbon black, today updated its previously announced Adjusted EBITDA guidance for the fourth quarter of $44 million to $55 million that was included within its third quarter earnings presentation on November 5, 2020. Updated Adjusted EBITDA guidance for the fourth quarter is now in the range of $64 million to $67 million.

“Our adjusted guidance is predominantly attributable to our specialty carbon black business unit, driven by considerably higher volumes, which rose low-double digits sequentially. We also experienced slightly less seasonality than anticipated in our rubber carbon black business where volumes declined mid-single digits sequentially. We believe both of these trends are an indication that our customers restocked their inventories, to some degree during the quarter, to better manage their supply chains. The temporary nature of restocking combined with broader uncertainties in the economy make it difficult to forecast how demand will develop from here. However, our current order book indicates a strong January and we expect robust demand as the global economy recovers. I want to thank our customers for their partnership and the Orion team for taking quick action in the face of a dynamic market,” said Corning Painter, Orion’s chief executive officer.

The company expects to provide further information regarding its fourth quarter and full year 2020 results after the market closes on February 18, 2021. A press release announcing conference call details will be distributed on January 11, 2021.
About Orion Engineered Carbons
Orion is a worldwide supplier of carbon black. We produce a broad range of carbon blacks that include high-performance specialty gas blacks, acetylene blacks, furnace blacks, lamp blacks, thermal blacks and other carbon blacks that tint, colorize and enhance the performance of polymers, plastics, paints and coatings, inks and toners, textile fibers, adhesives and sealants, tires, and mechanical rubber goods such as automotive belts and hoses. Orion operates 14 global production sites and has approximately 1,425 employees worldwide. For more information, please visit our website www.orioncarbons.com.
Forward Looking Statements
This document contains and refers to certain forward-looking statements with respect to our financial condition, results of operations and business. These statements constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements are typically identified by words such as “anticipate,” "assume," “assure,” “believe,” “confident,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “objectives,” “outlook,” “probably,” “project,” “will,” “seek,” “target” “to be,” and other words of similar meaning. Forward-looking statements include, among others, statements concerning the potential exposure to market risks, statements expressing management’s expectations, beliefs, estimates, forecasts, projections and assumptions and statements that are not limited to statements of historical or present facts or conditions, including statements about the following matters: our strategies for (i) mitigating the impacts of the global outbreak of the coronavirus, (ii) strengthening our position in specialty carbon blacks and rubber carbon blacks, (iii) increasing our rubber carbon black margins and (iv) strengthening the competitiveness of our operations; the ability to pay dividends at historical dividend levels or at all; cash flow projections; the installation of pollution control technology in our U.S. manufacturing facilities pursuant to the EPA consent decree; the outcome of any in-progress, pending or possible litigation or regulatory proceedings; and our expectation that the markets we serve will continue to grow. The COVID-19 pandemic has had and could continue to have an adverse effect on our business and results of operations, including as a result of disruptions to our supply chain, disruptions and restrictions on the ability of many of our employees to work effectively because of illness, quarantines, government actions, facility closures and other restrictions, as well as temporary closures of certain of our facilities and those of certain of our customers and suppliers. If we experience operational or supply chain disruptions, or such disruptions are exacerbated or prolonged in the future, our business, results of operations and liquidity may be adversely impacted. In addition, we have experienced significant and unpredictable reductions in the demand for our products as a result of the COVID-19 pandemic. You should not place undue reliance on forward looking statements.

All these forward-looking statements are based on estimates and assumptions that, although believed to be reasonable, are inherently uncertain. Therefore, undue reliance should not be placed upon any forward-looking statements. There are important factors that could cause actual results to differ materially from those contemplated by such forward-looking statements. These factors include, among others: the effects of the COVID-19 pandemic on our business and results of operations; negative or uncertain worldwide economic conditions; volatility and cyclicality in the industries in which we operate; operational risks inherent in chemicals manufacturing, including disruptions as a result of severe weather conditions and natural disasters and as a result of the COVID-19 pandemic; our dependence on major customers and suppliers; our ability to compete in the industries and markets in which we operate; our ability to address changes in the nature of future transportation and mobility concepts which may impact our customers and our business; our ability to develop new products and technologies successfully and the availability of substitutes for our products; our ability to implement our business strategies; volatility in the costs and availability of raw materials (including but not limited to any and all effects from restrictions imposed by the MARPOL convention and respective International Maritime Organization (IMO) regulations in particular to reduce sulfur oxides (SOx) emissions from ships) and energy; our ability to respond to changes in feedstock prices and quality; our ability to realize benefits from investments, joint ventures, acquisitions or alliances; our ability to realize benefits from planned plant capacity expansions and site development projects and the potential delays to such expansions and projects; information technology systems failures, network disruptions and breaches of data security; our relationships with our workforce, including negotiations with labor unions, strikes and work stoppages; our ability to recruit or retain key management and personnel; our exposure to political or country risks inherent in doing business in some countries; geopolitical events in the European Union, and in particular the ultimate future relations between the European Union and the United Kingdom resulting from the “Brexit” which may impact the Euro; environmental, health and safety regulations, including nanomaterial and greenhouse gas emissions regulations, and the related costs of maintaining compliance and addressing liabilities; possible future investigations and enforcement actions by governmental or supranational agencies; our operations as a company in the chemical sector, including the related risks of leaks, fires and toxic releases; market and regulatory changes that may affect our ability to sell or otherwise benefit from co-generated energy; litigation or legal proceedings, including product liability and environmental claims; our ability to protect our intellectual property rights and know-how; our ability to generate the funds required to service our debt and finance our operations; fluctuations in foreign currency exchange and interest rates; the availability and efficiency of hedging; changes in international and local economic conditions, including with regard to the Euro, dislocations in credit and capital markets and inflation or deflation; potential impairments or write-offs of certain assets; required increases in our pension fund contributions; the adequacy of our insurance coverage; changes in our jurisdictional earnings mix or in the tax laws or accepted interpretations of tax laws in those jurisdictions; our indemnities to and from Evonik; challenges to our decisions and assumptions in assessing and complying with our tax obligations; and potential difficulty in obtaining or enforcing judgments or bringing actions against us in the United States.

You should not place undue reliance on forward-looking statements. We present certain financial measures that are not prepared in accordance with U.S. GAAP or the accounting standards of any other jurisdiction and may not be comparable to other similarly titled measures of other companies. These non-U.S. GAAP measures are Contribution Margin, Contribution Margin per Metric Ton, Adjusted EBITDA, Adjusted EPS, Net Working Capital and Capital Expenditures. Adjusted EBITDA, Adjusted EPS, Contribution Margins and Net Working Capital are not measures of performance under U.S. GAAP and should not be considered in isolation or construed as substitutes for net sales, consolidated profit (loss) for the period, operating result (EBIT), gross profit or other U.S. GAAP measures as an indicator of our operations in accordance with U.S. GAAP. For a reconciliation of these non-U.S. GAAP financial measures to the most directly comparable U.S. GAAP measures, see Appendix.

Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements include those factors detailed under the captions “Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q and in Note R. to our audited consolidated financial statements regarding contingent liabilities, including litigation. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement. New risk factors and uncertainties emerge from time to time and it is not possible for our management to predict all risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement - including those in the “2020 Outlook” and “Quarterly Business Segment Results” sections above - as a result of new information, future events or other information, other than as required by applicable law.

Reconciliation of Non-GAAP Financial Measures
In this release we refer to Adjusted EBITDA which is a financial measure that has not been prepared in accordance with U.S. GAAP or the accounting standards of any other jurisdiction and may not be comparable to other similarly titled measures of other companies. We refer to this measure as a “non-GAAP” financial measure. Adjusted EBITDA is defined as operating result (EBIT) before depreciation and amortization, adjusted for acquisition related expenses, restructuring expenses, consulting fees related to group strategy, share of profit or loss of joint venture and certain other items. Adjusted EBITDA is used by our management to evaluate our operating performance and make decisions regarding allocation of capital because it excludes the effects of certain items that have less bearing on the performance of our underlying core business. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) although Adjusted EBITDA excludes the impact of depreciation and amortization, the assets being depreciated and amortized may have to be replaced in the future and thus the cost of replacing assets or acquiring new assets, which will affect our operating results over time, is not reflected; (b) Adjusted EBITDA does not reflect interest or certain other costs that we will continue to incur over time and will adversely affect our profit or loss, which is the ultimate measure of our financial performance and (c) other companies, including companies in our industry, may calculate Adjusted EBITDA or similarly titled measures differently. Because of these and other limitations, you should consider Adjusted EBITDA alongside our other U.S. GAAP-based financial performance measures, such as net income or loss for the period.
We have not provided a reconciliation of forward-looking Adjusted EBITDA to the most comparable GAAP measure of net income. Providing net income guidance is potentially misleading and not practical given the difficulty of projecting event-driven transactions and other non-core operating items that are included in net income.